SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

JACUZZI BRANDS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State of Incorporation)

1-14557	22-3568449
(Commission File Number)	(I.R.S. Employer Identification No.)

777 S. Flagler Drive, West Tower, Suite 1100 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(561) 514-3838

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Jacuzzi Brands, Inc. (“Jacuzzi”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from an Offer to Purchase and Consent Solicitation Statement that is being disseminated in connection with the tender offer and consent solicitation described below in Item 8.01.

The information included herein, including Exhibits 99.1 and 99.2, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On December 4, 2006, Jacuzzi issued a press release announcing the launch of a cash tender offer and related consent solicitation for all of its outstanding 9 5/8% Senior Secured Notes due 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description

99.1	Press Release, dated December 4, 2006.

99.2	Excerpts from Tender Offer and Consent Solicitation Statement.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2006

JACUZZI BRANDS, INC.

By:	/s/ Steven C. Barre
Name: Steven C. Barre
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated December 4, 2006.

99.2	Excerpts from Tender Offer and Consent Solicitation Statement.